# Retirement Services Outflows & Invested Assets

**Outflows attributable to Athene by type**[1]

| ($ in millions) | 1Q'21 | 2Q'21 | 3Q'21 | 4Q'21 | 1Q'22 | 2Q'22 | 3Q'22 | 4Q'22 | 1Q'23 |
|---|---|---|---|---|---|---|---|---|---|
| **Maturity-driven, contractual-based outflows**[2] | **$ (323)** | **$ (479)** | **$ (579)** | **$ (796)** | **$ (1,384)** | **$ (1,305)** | **$ (2,834)** | **$ (1,472)** | **$ (1,717)** |
| **Policyholder-driven outflows**[3] | **(3,158)** | **(3,462)** | **(3,167)** | **(2,797)** | **(2,688)** | **(2,757)** | **(2,969)** | **(3,453)** | **(3,814)** |
| *Income oriented withdrawals (planned)*[4] | *(1,506)* | *(1,451)* | *(1,363)* | *(1,585)* | *(1,529)* | *(1,413)* | *(1,516)* | *(1,813)* | *(1,766)* |
| *From policies out-of-surrender-charge (planned)*[5] | *(1,179)* | *(1,577)* | *(1,374)* | *(867)* | *(865)* | *(1,075)* | *(1,131)* | *(1,188)* | *(1,480)* |
| *From policies in-surrender-charge (unplanned)*[6] | *(473)* | *(434)* | *(430)* | *(345)* | *(294)* | *(269)* | *(322)* | *(452)* | *(568)* |
| **Core outflows** | **$ (3,481)** | **$ (3,941)** | **$ (3,746)** | **$ (3,593)** | **$ (4,072)** | **$ (4,062)** | **$ (5,803)** | **$ (4,925)** | **$ (5,531)** |
| Strategic reinsurance transaction | — | — | — | — | — | — | — | (4,862) | — |
| Outflows attributable to Athene | $ (3,481) | $ (3,941) | $ (3,746) | $ (3,593) | $ (4,072) | $ (4,062) | $ (5,803) | $ (9,787) | $ (5,531) |

| *Annualized rate*[7] | 1Q'21 | 2Q'21 | 3Q'21 | 4Q'21 | 1Q'22 | 2Q'22 | 3Q'22 | 4Q'22 | 1Q'23 |
|---|---|---|---|---|---|---|---|---|---|
| **Maturity-driven, contractual-based outflows**[2] | **(0.9)%** | **(1.3)%** | **(1.4)%** | **(1.9)%** | **(3.1)%** | **(2.8)%** | **(5.9)%** | **(3.0)%** | **(3.4)%** |
| **Policyholder-driven outflows**[3] | **(8.3)%** | **(8.8)%** | **(7.9)%** | **(6.6)%** | **(5.9)%** | **(5.9)%** | **(6.2)%** | **(7.1)%** | **(7.6)%** |
| *Income oriented withdrawals (planned)*[4] | *(4.0)%* | *(3.7)%* | *(3.4)%* | *(3.8)%* | *(3.4)%* | *(3.0)%* | *(3.2)%* | *(3.7)%* | *(3.5)%* |
| *From policies out-of-surrender-charge (planned)*[5] | *(3.1)%* | *(4.0)%* | *(3.4)%* | *(2.0)%* | *(1.9)%* | *(2.3)%* | *(2.3)%* | *(2.5)%* | *(3.0)%* |
| *From policies in-surrender-charge (unplanned)*[6] | *(1.2)%* | *(1.1)%* | *(1.1)%* | *(0.8)%* | *(0.6)%* | *(0.6)%* | *(0.7)%* | *(0.9)%* | *(1.1)%* |
| **Core outflows** | **(9.2)%** | **(10.1)%** | **(9.3)%** | **(8.5)%** | **(9.0)%** | **(8.7)%** | **(12.1)%** | **(10.1)%** | **(11.0)%** |
| Strategic reinsurance transaction | — % | — % | — % | — % | — % | — % | — % | (9.9)% | — % |
| Outflows attributable to Athene | (9.2)% | (10.1)% | (9.3)% | (8.5)% | (9.0)% | (8.7)% | (12.1)% | (20.0)% | (11.0)% |

**Invested Assets**

| ($ in millions) | 1Q'21 | 2Q'21 | 3Q'21 | 4Q'21 | 1Q'22 | 2Q'22 | 3Q'22 | 4Q'22 | 1Q'23 |
|---|---|---|---|---|---|---|---|---|---|
| Gross Invested Assets | $ 182,296 | $ 188,751 | $ 199,144 | $ 210,225 | $ 221,720 | $ 229,545 | $ 236,720 | $ 238,310 | $ 247,673 |
| Invested assets attributable to ADIP | (26,593) | (27,937) | (32,924) | (34,882) | (37,449) | (40,240) | (41,563) | (41,859) | (40,924) |
| Net Invested Assets[8] | $ 155,703 | $ 160,814 | $ 166,220 | $ 175,343 | $ 184,271 | $ 189,305 | $ 195,157 | $ 196,451 | $ 206,749 |
| Fixed income and other investments | 146,418 | 151,253 | 155,969 | 163,358 | 172,765 | 177,464 | 182,822 | 184,372 | 194,646 |
| Alternative investments | 8,004 | 7,831 | 8,525 | 9,873 | 11,506 | 11,841 | 12,335 | 12,079 | 12,103 |
| Investment in Apollo | 1,281 | 1,730 | 1,726 | 2,112 | — | — | — | — | — |

1. The format and methodology of this table was updated to provide additional information. 2. Represents outflows from funding agreements, pension group annuities and multi-year guarantee fixed annuities (MYGA), all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 3. Represents outflows from fixed index annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 4. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 5. Represents outflows from policies that no longer have an active surrender charge in force. 6. Represents outflows from policies with an active surrender charge in force. 7. The outflow rate is calculated as outflows divided by Athene average net invested assets for the respective period, on an annualized basis. 8. Net Invested Assets represent the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets are a component of Apollo's total AUM reported under the Asset Management segment and should not be viewed as additive to total AUM disclosed previously.